Exhibit 10.2

CONFORMED COPY

UCO COMPRESSION 2005 LLC
Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

Indenture Trustee

SERIES 2005-1 SUPPLEMENT

Dated as of October 28, 2005

to

INDENTURE

Dated as of October 28, 2005

SERIES 2005-1 NOTES

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS; CALCULATION GUIDELINES

Section 101.	Definitions	1

ARTICLE II
CREATION OF THE SERIES 2005-1 NOTES

Section 201.	Designation.	6
Section 202.	Authentication and Delivery.	7
Section 203.	Interest Payments on the Series 2005-1 Notes.	7
Section 204.	Principal Payments on the Series 2005-1 Notes	8
Section 205.	Prepayment of Principal on the Series 2005-1 Notes.	9
Section 206.	Payments of Principal and Interest	9
Section 207.	Restrictions on Transfer.	9

ARTICLE III
SERIES 2005-1 SERIES ACCOUNT AND ALLOCATION AND APPLICATION OF AMOUNTS THEREIN

Section 301.	Series 2005-1 Series Account	16
Section 302.	Distributions from Series 2005-1 Series Account	16
Section 303.	Funds Received from the Reserve Account and the Letter(s) of Credit.	19

ARTICLE IV
ADDITIONAL COVENANTS

Section 401.	Use of Proceeds	19

ARTICLE V
CONDITIONS OF EFFECTIVENESS

Section 501.	Conditions of Effectiveness	19

ARTICLE VI
THE POLICY

Section 601.	The Policy.	21

ARTICLE VII
MISCELLANEOUS PROVISIONS

Section 701.	Ratification of Indenture	24
Section 702.	Counterparts	24
Section 703.	Governing Law	24
Section 704.	Amendments and Modifications	24

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Section 705.	Consent to Jurisdiction	24
Section 706.	Waiver of Jury Trial	25
Section 707.	No Petition	25
Section 708.	Third Party Beneficiary	25

EXHIBITS

EXHIBIT A-1	Form of 144A Book Entry Note
EXHIBIT A-2	Form of Temporary Regulation S Book Entry Note
EXHIBIT A-3	Form of Unrestricted Regulation S Book Entry Note
EXHIBIT A-4	Form of Note Issued to Institutional Accredited Investors
EXHIBIT B	Form of Certificate to be Given by Noteholder
EXHIBIT C	Form of Certificate to be Given by Euroclear or Clearstream
EXHIBIT D	Form of Certificate to be Given by Transferee of Beneficial Trust Interest In a Regulation S Temporary Book Entry Note
EXHIBIT E	Form of Transfer Certificate for Exchange or Transfer From 144A Book Entry Note to Regulations S Book Entry Note
EXHIBIT F	Form of Initial Purchaser Exchange Instructions

SCHEDULES

SCHEDULE 1	Series 2005-1 Minimum Targeted Principal Balance and Series 2005-1 Scheduled Targeted Principal Balance by Payment Date

ii

SERIES 2005-1 SUPPLEMENT, dated as of October 28, 2005 (as amended, modified or supplemented from time to time in accordance with its terms, this “Supplement”), between UCO Compression 2005 LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), and Wells Fargo Bank, National Association, a national banking association, as Indenture Trustee (the “Indenture Trustee”).

W I T N E S S E T H :

Pursuant to the Indenture, dated as of October 28, 2005 (as amended, modified or supplemented from time to time in accordance with its terms, the “Indenture”), between the Issuer and the Indenture Trustee, the Issuer may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a Supplement to the Indenture.

Pursuant to this Supplement, the Issuer and the Indenture Trustee shall create a new Series of Notes and specify the Principal Terms thereof.

NOW THEREFORE, in consideration of the mutual agreements herein contained, each of the Issuer and the Indenture Trustee agrees as follows for the benefit of the other parties, the Series 2005-1 Noteholders and the Series Enhancer:

ARTICLE I

Definitions; Calculation Guidelines

Section 101.           Definitions.  (a)  Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms:

Adjusted Eurodollar Rate.  For any Interest Accrual Period with respect to the Series 2005-1 Notes, the rate per annum, determined by the Indenture Trustee and notified in writing by the Indenture Trustee to the Manager, which is the arithmetic mean (rounded to the nearest 1/100 of 1%) of the offered rates for dollar deposits having a maturity of one month commencing on the first day of such Interest Accrual Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (defined below) at approximately 11:00 a.m., London time on the second full Business Day prior to such date; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, “Adjusted Eurodollar Rate” shall mean the rate per annum equal to the average rate at which the principal London offices of Wachovia Bank, National Association, and Bank of America, N.A. are offered dollar deposits at or about 10:00 a.m.,  New York City time, two Business Days prior to the first Business Day of such Interest Accrual Period in the London eurodollar interbank market for delivery on the first day of such Interest Accrual Period for one month and in a principal amount equal to an amount of not less than $1,000,000.  As used herein, “Telerate British Bankers Assoc. Interest Settlement Rates Page” means the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market), as reported by Bloomberg Financial Markets Commodities News (or by another source selected by the Indenture Trustee, at the direction of the Control Party for Series 2005-1, and notified by the Indenture Trustee to the Manager).

Aggregate Series 2005-1 Note Principal Balance. As of any date of determination, an amount equal to the sum of the Series 2005-1 Note Principal Balances of all Series 2005-1 Notes then Outstanding, which as of the Closing Date shall be Two Hundred Million Dollars ($200,000,000.00).

Applicable Debt Margin.  With respect to the Series 2005-1 Notes, 33/100ths of one percent (0.33%) per annum.

Base Rate. As of any date of determination, a fluctuating rate of interest per annum equal to the higher of (a) the Prime Rate and (b) the Federal Funds Rate plus 1.50% per annum.

Control Party.  With respect to Series 2005-1 Notes, either (i) so long as no Series Enhancer Default has occurred and is continuing, the Series Enhancer; or (ii) if a Series Enhancer Default has occurred and is continuing, either (x) if any principal, interest or other amounts are owing to any Series 2005-1 Noteholder, the Majority of Holders of the Series 2005-1 Notes or (y) in any other case, the Series Enhancer.

Default Fee.  For any Payment Date with respect to the Series 2005-1 Note, the amount of incremental fees payable on the Series 2005-1 Notes in accordance with the provisions of Section 203(b) hereof over the amount of interest payable pursuant to Section 203(a) hereof.

Deficiency Amount.  With respect to the Series 2005-1 Notes on any Payment Date or the Draw Date, either or both, as the case may be, of an Interest Payment Deficiency Amount or a Series 2005-1 Note Principal Deficiency Amount (as each such term is defined in the Policy).

Draw Date.  This term shall have the meaning set forth in the Policy.

Enhancement Agreement.  With respect to Series 2005-1, each agreement described in Section 201(f) hereof.

Existing Commitment.  This term shall mean the Series 2005-1 Note Principal Balance.

Expected Final Payment Date.  With respect to the Series 2005-1 Notes, the Payment Date occurring on October 21, 2019.

Federal Funds Rate.  With respect to the Series 2005-1 Notes, as of any date of determination, a fluctuating interest rate per annum equal to the weighted average of the federal funds rates and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Indenture Trustee (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of the Indenture Trustee, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (New York City time).

Initial Commitment.  With respect to the Series 2005-1 Notes, the initial commitment is Two Hundred Million Dollars ($200,000,000).

Initial Purchaser.  With respect to the Series 2005-1 Notes, Wachovia Capital Markets, LLC, a limited liability company organized and existing under the laws of the State of Delaware.

Institutional Accredited Investor.  This term shall have the meaning set forth in Section 207(a).

Insured Amount.  This term shall have the meaning set forth in the Policy.

Interest Accrual Period.  Each period beginning with, and including, a Payment Date and ending on and including the day before the next succeeding Payment Date; except that the initial Interest Accrual Period shall be the period beginning with and including the Closing Date and ending on and including the day before the initial Payment Date.

Interest Payments.  With respect to the Series 2005-1 Notes on any Payment Date, the sum of all Series 2005-1 Note Interest Payments due on all Series 2005-1 Notes on such Payment Date.

Legal Final Maturity Date.   With respect to the Series 2005-1 Notes, the Payment Date occurring on October 20, 2025.

Minimum Targeted Principal Balance.  For the Series 2005-1 Notes for any Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto under the column entitled “Minimum Targeted Principal Balance”, as the amounts on Schedule 1 hereto may be amended from time to time in accordance with the provisions of Sections 702(d) and (e) of the Indenture.

Note.  This term shall mean a Series 2005-1 Note.

Notice.  This term shall have the meaning set forth in the Policy.

One-Month LIBOR.  This term shall mean the Adjusted Eurodollar Rate.

Overdue Rate.  For any date of determination with respect to the Series 2005-1 Notes, an interest rate per annum equal to the sum of (i) the Base Rate then in effect, plus (ii) two percent (2%) per annum.

Policy.  With respect to the Series 2005-1 Notes, the financial guaranty insurance policy number AB0934BE issued by the Series Enhancer.

Preference Amount.  This term shall have the meaning set forth in the Policy.

Prime Rate.  With respect to the Series 2005-1 Notes as of any date of determination, the interest rate per annum announced by Wachovia Bank, National Association, from time to time as its Aprime rate@ or Abase rate@ in the United States, such rate to change as and when such designated rate changes. The prime rate is not intended to be the lowest rate of interest charged by Wachovia Bank, National Association in connection with extensions of credit to debtors.

Qualified Institutional Buyer.  This term shall have the meaning set forth in Section 207(a).

Rating Agencies.  With respect to the Series 2005-1 Notes, each of Standard & Poor’s and Moody’s.

Regulation S.  This term shall have the meaning set forth in Section 207 hereof.

Regulation S Temporary Book-Entry Note.  A Series 2005-1 Note, substantially in the form of Exhibit A-2 hereto.

Scheduled Targeted Principal Balance.  For the Series 2005-1 Notes for any Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto under the column entitled “Scheduled Targeted Principal Balance”, as the amounts on Schedule 1 hereto may be amended from time to time in accordance with the provisions of Section 702(d) and (e) of the Indenture.

Series 2002-1 Notes.  The notes issued pursuant to the terms of the Series 2002-1 Supplement, dated as of December 31, 2002, between BRL Universal Compression Funding I 2002, L.P. and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Bank Minnesota, National Association), as indenture trustee.

Series 2005-1.  The Series of Notes the terms of which are specified in this Supplement.

Series 2005-1 Note.  Any or all, as the context may require, of the notes issued pursuant to the terms of Section 201 of this Supplement, substantially in the forms of Exhibit A-1, A-2, A-3 and A-4 to this Supplement, and any and all replacements or substitutions of such note.

Series 2005-1 Note Interest Payment.  For each Series 2005-1 Note on each Payment Date, the amount set forth in Section 203(a) hereof.

Series 2005-1 Note Principal Balance.  With respect to any Series 2005-1 Note as of any date of determination, an amount equal to the excess of (i) the unpaid principal balance of such Series 2005-1 Note on the Closing Date, over (ii) the cumulative amount of all payments with respect to Minimum Principal Payment Amounts, Scheduled Principal Payment Amounts, allocated portions of Supplemental Principal Payments and any other principal payments actually paid with respect to such Series 2005-1 Note subsequent to the Closing Date.

Series 2005-1 Note Purchase Agreement.  The Note Purchase Agreement, dated as of October 21, 2005, among the Issuer, the Manager and the Initial Purchaser, with respect to the Series 2005-1 Notes.

Series 2005-1 Note Reimbursement Amount.  With respect to the Series 2005-1 Notes, the “Reimbursement Amount” as defined in the Policy.

Series 2005-1 Noteholder.  At any date of determination, any Person in whose name a Series 2005-1 Note is registered in the Note Register.

Series 2005-1 Series Account.  The account of that name established in accordance with Section 301 hereof.

Series 2005-2 Note Purchase Agreement.  The Note Purchase Agreement, dated as of October 21, 2005 among the Issuer, Wachovia Capital Markets, LLC and VFCC, with respect to the Series 2005-2 Notes.

Series 2005-2 Note:  Any one of the notes, substantially in the form of Exhibit A to the Series 2005-2 Note Purchase Agreement, issued pursuant to the terms of the Series 2005-2 Supplement, dated as of October 28, 2005, between the Issuer and the Indenture Trustee.

Series Enhancer Default.  With respect to the Series 2005-1 Notes, the occurrence and continuance of any of the following events:

(a)                                  the Series Enhancer shall have failed to pay an Insured Amount required under the Policy in accordance with its terms;

(b)                                 the Series Enhancer shall have (i) filed a petition or commenced any case or Proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

(c)                                  a court of competent jurisdiction, the Wisconsin Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Series Enhancer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Series Enhancer (or the taking of possession of all or any material portion of the property of the Series Enhancer).

Series Issuance Date.  For the Series 2005-1 Notes, October 28, 2005.

Unrestricted Regulation S Book Entry Note.  A Series 2005-1 Note, substantially in the form of Exhibit A-3.

U.S. Person.  This term shall have the meaning set forth in Section 207 hereof.

(b)           Capitalized terms used herein and not otherwise defined shall have the meaning set forth in Appendix A to the Indenture, as such Appendix A may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Indenture.  The rules of usage set forth in such Appendix A shall apply to this Supplement.

ARTICLE II

Creation of the Series 2005-1 Notes

Section 201.           Designation.

(a)           There is hereby created a Series of Notes to be issued in one Class pursuant to the Indenture and this Supplement to be known as “UCO Compression 2005 LLC Floating Rate Secured Notes Series 2005-1.” The Series 2005-1 Notes will be issued in the initial principal balance of Two Hundred Million Dollars ($200,000,000) and will not have priority over any other Series, except to the extent set forth in the Indenture (including Section 302(f) thereof) or in the Supplement for such other Series.  The Series 2005-1 Notes are designated as a Series of Term Notes.  Accordingly, no Commitment Fee is payable with respect to the Series 2005-1 Notes.

(b)           Any Series 2005-1 Notes sold to Institutional Accredited Investors shall be represented by one or more Definitive Notes, substantially in the for of Exhibit A-4 hereto.  All other Series 2005-1 Notes shall be issued as a Book-Entry Global Note, substantially in the forms of Exhibit A-1, A-2 or A-3, as applicable.

(c)           Payments of principal on the Series 2005-1 Notes shall be payable from funds on deposit in the Series 2005-1 Series Account or otherwise at the times and in the amounts set forth in Articles III and VII of the Indenture and Article III of this Supplement.

(d)           [Reserved].

(e)           Each of S&P and Moody’s have been designated as Rating Agencies for the Series 2005-1 Notes and notices to such Persons shall be delivered in the manner set forth in the Indenture to the following addresses:

Standard & Poor’s Ratings Group
55 Water Street, 39th Floor
New York, New York 10041
Telephone:  (212) 425-7025
Facsimile:  (212) 208-1393

Moody’s Investors Services
99 Church Street, 4th Floor
New York, New York 10007
Telephone:  (212) 553-0300
Facsimile:  (212) 533-0574
Attention:  Asset Backed Monitoring Group

(f)            The Policy, the Premium Letter and the Insurance Agreement shall each constitute an Enhancement Agreement with respect to Series 2005-1.

(g)           In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

Section 202.           Authentication and Delivery.

(h)           On the Closing Date, Issuer shall sign the Series 2005-1 Notes, and shall direct the Indenture Trustee in writing pursuant to Section 201 of the Indenture to duly authenticate the Series 2005-1 Notes, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate (by manual or facsimile signature), subject to compliance with the conditions precedent set forth in Article V hereof and the Series 2005-1 Note Purchase Agreement, the Series 2005-1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Article V hereof and the Series 2005-1 Note Purchase Agreement, shall deliver such Series 2005-1 Notes to the Initial Purchaser in accordance with such written directions.

(i)            In accordance with Section 202 of the Indenture, the Series 2005-1 Notes sold in reliance on Rule 144A shall be represented by one or more Rule 144A Global Notes, substantially in the form of Exhibit A-1 hereto.  Any Series 2005-1 Notes sold to Institutional Accredited Investors shall be represented by one or more Definitive Notes, substantially in the form of Exhibit A-4 hereto.  Any Series 2005-1 Notes sold in reliance on Regulation S shall be represented by one or more Regulation S Book-Entry Notes, substantially in the form of Exhibits A-2 or A-3 hereto.

(j)            The Series 2005-1 Notes shall be executed by manual or facsimile signature by the Issuer and shall be substantially in the forms of Exhibit A-1, A-2, A-3 and A-4 hereto, as applicable.

(k)           The Series 2005-1 Notes shall be issued in minimum denominations of $250,000 and in integral multiples of $250,000 in excess thereof.

Section 203.           Interest Payments on the Series 2005-1 Notes.

(l)            Interest on Series 2005-1 Notes.  Interest on each Series 2005-1 Note shall (i) accrue during each Interest Accrual Period at a rate per annum equal to the sum of (x) the Adjusted Eurodollar Rate for such Interest Accrual Period and (y) the Applicable Debt Margin, (ii) be calculated on the basis of actual days elapsed during such Interest Accrual Period over a year consisting of 360 days, (iii) be due and payable on each Payment Date and (iv) be calculated based on the Series 2005-1 Note Principal Balance of such Series 2005-1 Note on the immediately preceding Payment Date (calculated after giving effect to all payments of principal made on such date) or, with respect to the initial Interest Accrual Period, the Closing Date.  The Indenture Trustee shall notify the Manager in writing of the determination of the Adjusted Eurodollar Rate and the amount of Interest Payments for each Interest Accrual Period promptly following each such determination.  To the extent that the amount of interest which is due and payable on any Payment Date is not paid in full on such date, such shortfall shall be due and payable on the immediately succeeding Payment Date.

(m)          Interest on Overdue Amounts.  If the Issuer shall default in the payment of (i) the Series 2005-1 Note Principal Balance on the Legal Final Maturity Date, or (ii) the Series 2005-1 Note Interest Payment on any Series 2005-1 Note on any Payment Date, or (iii) any other amount due under this Supplement on the date when due, then, in each case, the Issuer shall, from time to time, pay interest on such unpaid amounts, to the extent permitted by Applicable Law, to, but not including, the date of actual payment (after as well as before judgment), at a rate per annum equal to the Overdue Rate, for the period during which such principal, interest or other amount shall be unpaid from the due date of such payment to the date of actual payment thereof.  Default Fees shall be distributed from the Series 2005-1 Series Account at the times and subject to the priorities set forth in Section 302 of this Supplement.

(n)           Maximum Interest Rate.  In no event shall the interest charged with respect to a Series 2005-1 Note exceed the maximum amount permitted by Applicable Law.  If at any time the interest rate charged with respect to a Series 2005-1 Note exceeds the maximum rate permitted by Applicable Law, the rate of interest to accrue pursuant to this Supplement and such Series 2005-1 Note shall be limited to the maximum rate permitted by Applicable Law, but any subsequent reductions in the Adjusted Eurodollar Rate shall not reduce the interest to accrue on such Series 2005-1 Note below the maximum amount permitted by Applicable Law until the total amount of interest accrued on such Series 2005-1 Note equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate had at all times been in effect.  If the total amount of interest paid or accrued on the Series 2005-1 Note under the foregoing provisions is less than the total amount of interest that would have accrued if the interest rate had at all times been in effect, the Issuer agrees to pay to the Series 2005-1 Noteholders an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the maximum rate permitted by Applicable Law had at all times been in effect, or (ii) the amount of interest that would have accrued if the interest rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Supplement.

Section 204.           Principal Payments on the Series 2005-1 Notes.  The principal balance of the Series 2005-1 Notes shall be payable on each Payment Date from amounts on deposit in the Series 2005-1 Series Account, or funds otherwise available for such purpose, in an amount equal to the Minimum Principal Payment Amount for the Series 2005-1 Notes and the Scheduled Principal Payment Amount for the Series 2005-1 Notes for such Payment Date.  The Aggregate Series 2005-1 Note Principal Balance, together with all unpaid interest (including all Default Fees), fees, expenses and all other amounts payable by the Issuer to the Series 2005-1 Noteholders pursuant to the terms of the Indenture and this Supplement, shall be due and payable in full on the earlier to occur of (x) the date on which an Event of Default shall occur and the

Series 2005-1 Notes have been accelerated in accordance with Section 802 of the Indenture and (y) the Legal Final Maturity Date.

Section 205.           Prepayment of Principal on the Series 2005-1 Notes.

(o)           The Aggregate Series 2005-1 Note Principal Balance of the Series 2005-1 Notes shall be required to be prepaid at the time and in the amounts set forth in Section 702(b) of the Indenture.  In connection with any Prepayment made in accordance with this Section 205(a), the Issuer shall pay any termination, notional reduction, breakage or other fees or costs assessed by any Interest Rate Hedge Provider.

(p)           On any Payment Date, the Issuer will have the option to prepay, without premium, on any Payment Date all, or a portion of, the Aggregate Series 2005-1 Note Principal Balance of the Series 2005-1 Notes, in a minimum amount of Two Hundred Fifty Thousand Dollars ($250,000).  Any such Prepayment of all, or a portion of, the Aggregate Series 2005-1 Note Principal Balance shall also include accrued interest to the date of Prepayment on the principal balance being prepaid.  The Issuer may not make such Prepayment from funds in the Trust Account, the Series 2005-1 Series Account or the Reserve Account, except to the extent that funds in any such account would otherwise be payable to the Issuer in accordance with the terms of the Indenture and this Supplement.  In the event of any prepayment of the Notes in accordance with this Section 205(b) or any other provision of the Indenture, the Issuer shall pay (i) any prepayment fees payable in accordance with the terms of the Premium Letter and (ii) any termination, notional reduction, breakage or other fees or costs assessed by any Interest Rate Hedge Provider.

(q)           The Minimum Principal Payment Amounts and Scheduled Principal Payment Amounts, for the Series 2005-1 Notes shall be adjusted at the times and subject to the conditions set forth in Sections 702(d) and (e) of the Indenture.  In connection with any Prepayment made in accordance with this Section 205(c), the Issuer shall pay any termination, notional reduction, breakage or other fees or costs assessed by any Interest Rate Hedge Provider. In addition, Holders of the Series 2005-1 Notes are entitled to receive, at the times and subject to the conditions set forth in the Indenture, an allocable portion (as determined in accordance with Section 302(g) of the Indenture) of any Supplemental Principal Payment Amount.

Section 206.           Payments of Principal and Interest.  All payments of principal of and interest on the Series 2005-1 Notes shall be paid to the Series 2005-1 Noteholders reflected in the Note Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 11:00 a.m. (New York City time) on the related Payment Date. Any payments received by the Series 2005-1 Noteholders after 11:00 a.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.

Section 207.           Restrictions on Transfer.

(r)            On the Closing Date, the Issuer shall sell the Series 2005-1 Notes to the Initial Purchaser pursuant to the Series 2005-1 Note Purchase Agreement and deliver such Series 2005-1 Notes in accordance herewith and therewith. Thereafter, no Series 2005-1 Note may be sold, transferred or otherwise disposed of except as follows:

(i)            to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A (each, a “Qualified Institutional Buyer”);

(ii)           in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”);

(iii)          to accredited investors of the types set forth in clauses (a) (1), (2), (3) and (7) of Rule 501 under the Securities Act (each, an “Institutional Accredited Investor”) that take delivery of such Series 2005-1 Notes in an amount of at least $250,000 and that deliver an Investment Letter substantially in the form of Exhibit B to the Indenture to the Indenture Trustee;

(iv)          to a Person who is taking delivery of such Series 2005-1 Notes pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an Opinion of Counsel addressed to the Indenture Trustee and the Issuer which counsel and opinion are satisfactory to the Indenture Trustee and the Issuer; or

(v)           to a Competitor of the Issuer, Universal Compression, Inc. or any Universal Affiliate except in certain limited circumstances as set forth in Section 205(i) of the Indenture.

The Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2005-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in this Supplement.

(s)           Each purchaser (other than the Initial Purchaser) of the Series 2005-1 Notes (including any purchaser, other than the Initial Purchaser, of an interest in the Series 2005-1 Notes which are Book-Entry Notes) shall be deemed to have acknowledged and agreed as follows:

(i)            It is (A) a Qualified Institutional Buyer and is acquiring such Series 2005-1 Notes for its own institutional account or for the account or accounts of a Qualified Institutional Buyer or (B) purchasing such Series 2005-1 Notes in a transaction exempt from registration under the Securities Act and in compliance with the provisions of this Supplement and in compliance with the legend set forth in clause (vi) below or (C) not a U.S. Person as defined in Regulation S (a “U.S. Person”) and is acquiring such Series 2005-1 Notes outside of the United States.

(ii)           It is purchasing one or more Series 2005-1 Notes in an amount of at least $250,000 and it understands that such Series 2005-1 Notes may be resold, pledged or otherwise transferred only in an amount of at least $250,000.

(iii)          It represents and warrants to the Issuer, the Indenture Trustee, the Initial Purchaser, the Manager and any successor Manager that either (i) it is not acquiring the Series 2005-1 Notes with the assets of a Plan; or (ii) the acquisition and holding of the Series 2005-1 Notes will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code;

(iv)          It understands that the Series 2005-1 Notes are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Series 2005-1 Notes, such Series 2005-1 Notes may be resold, pledged or transferred only in accordance with applicable state securities laws and (1) in a transaction meeting the requirements of Rule 144A, to a Person that the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account (or for the account or accounts of a Qualified Institutional Buyer) and to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (2) (A) to a Person that is an Institutional Accredited Investor, is taking delivery of such Series 2005-1 Notes in an amount of at least $250,000, and delivers an Investment Letter to the Indenture Trustee or (B) to a Person that is taking delivery of such Series 2005-1 Notes pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Indenture Trustee and the Issuer, which counsel and opinion are satisfactory to the Indenture Trustee and the Issuer, or (3) in an offshore transaction in accordance with Rule 903 or 904 of Regulation S.

(v)           It understands that each Series 2005-1 Note shall bear a legend substantially to the following effect:

[For Book-Entry Notes Only:

UNLESS THIS SERIES 2005-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2005-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2005-1 NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(l), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE IN AN AMOUNT OF AT LEAST $250,000 AND DELIVERS AN INVESTMENT LETTER TO THE INDENTURE TRUSTEE OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER OF A SERIES 2005-1 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASER, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT EITHER (1) IT IS NOT ACQUIRING THE SERIES 2005-1 NOTE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A “PLAN” WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986; OR (2) THE ACQUISITION AND HOLDING OF THE SERIES 2005-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY NOT BE RESOLD, PLEDGED OR TRANSFERRED TO A COMPETITOR OF THE ISSUER, UNIVERSAL COMPRESSION, INC. OR ANY UNIVERSAL AFFILIATE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES AS SET FORTH IN SECTION 205(i) OF THE INDENTURE.

THIS SERIES 2005-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.]

(vi)          Each investor described in Section 207(a)(ii) understands that the Series 2005-1 Notes have not and will not be registered under the Securities Act, that any offers, sales or deliveries of the Series 2005-1 Notes purchased by it in the United States or to U.S. Persons prior to the date that is 40 days after the later of (i) the commencement of the distribution of the Series 2005-1 Notes and (ii) the Closing Date, may constitute a violation of United States law, and that distributions of principal and interest will be made in respect of such Notes only following the delivery by the holder of a certification of non-U.S. beneficial ownership or the exchange of beneficial interest in Regulation S Temporary Book-Entry Notes for beneficial interests in the related Unrestricted Book-Entry Notes (which in each case will itself require a certification of non-U. S. beneficial ownership), at the times and in the manner set forth in this Supplement.

(vii)         Any Regulation S Temporary Book-Entry Notes representing the Series 2005-1 Notes sold to each investor described in Section 207(a)(ii) will bear a legend to the following effect, unless the Issuer determines otherwise consistent with applicable law:

[FOR REGULATION S BOOK-ENTRY NOTES:

UNLESS THIS SERIES 2005-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2005-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2005-1 NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(l), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE IN AN AMOUNT OF AT LEAST $250,000 AND DELIVERS AN INVESTMENT LETTER TO THE INDENTURE TRUSTEE OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND

THE ISSUER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY NOT BE RESOLD, PLEDGED OR TRANSFERRED TO A COMPETITOR OF THE ISSUER, UNIVERSAL COMPRESSION, INC. OR ANY UNIVERSAL AFFILIATE.

EACH PURCHASER OF A SERIES 2005-1 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASER, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT EITHER (1) IT IS NOT ACQUIRING THE SERIES 2005-1 NOTE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A “PLAN” WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986; OR (2) THE ACQUISITION AND HOLDING OF THE SERIES 2005-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

THIS SERIES 2005-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

1.                                      EACH INVESTOR PURCHASING THE SERIES 2005-1 NOTES IN RELIANCE UPON REGULATION S OF THE SECURITIES ACT UNDERSTANDS THAT THE SERIES 2005-1 NOTES HAVE NOT AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, THAT ANY OFFERS, SALES OR DELIVERIES OF THE SERIES 2005-1 NOTES PURCHASED BY IT IN THE UNITED STATES OR TO U.S. PERSONS PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE DISTRIBUTION OF THE SERIES 2005-1 NOTES AND (II) THE CLOSING DATE, MAY CONSTITUTE A VIOLATION OF UNITED STATES LAW, AND THAT DISTRIBUTIONS OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH SERIES 2005-1 NOTES ONLY FOLLOWING THE DELIVERY BY THE HOLDER OF A CERTIFICATION OF  NON-U.S. BENEFICIAL OWNERSHIP OR THE EXCHANGE OF BENEFICIAL INTEREST IN REGULATION S TEMPORARY BOOK-ENTRY NOTES FOR BENEFICIAL INTERESTS IN THE RELATED UNRESTRICTED BOOK ENTRY NOTES (WHICH IN EACH CASE WILL ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE INDENTURE AND THE SUPPLEMENT.

2.                                      THE REGULATION S TEMPORARY BOOK-ENTRY NOTES REPRESENTING THE SERIES 2005-1 NOTES SOLD TO EACH

INVESTOR PURCHASING ITS DEFERRED NOTE IN RELIANCE UPON REGULATION S OF THE SECURITIES ACT WILL BEAR A LEGEND TO THE FOLLOWING EFFECT, UNLESS THE ISSUER DETERMINES OTHERWISE CONSISTENT WITH APPLICABLE LAW:

THIS SERIES 2005-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE SERIES 2005-1 NOTES AND (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

(viii)        The Indenture Trustee shall not permit the transfer of any Series 2005-1 Notes unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer (i) to an Institutional Accredited Investor (other than a Qualified Institutional Buyer), the transferee delivers a completed Investment Letter to the Indenture Trustee, or (ii) to a person other than a Qualified Institutional Buyer or an Institutional Accredited Investor, upon delivery of an opinion of counsel satisfactory to the Indenture Trustee and the Issuer, to the effect that the transferee is taking delivery of the Series 2005-1 Notes in a transaction that is otherwise exempt from the registration requirements of the Securities Act.

(t)            Exhibit(s) B through F, as appropriate, shall be completed in connection with any transfer of the Series 2005-1 Notes.

ARTICLE III

Series 2005-1 Series Account and Allocation and
Application of Amounts Therein

Section 301.           Series 2005-1 Series Account.  The Indenture Trustee shall establish on the Closing Date and maintain, so long as any Series 2005-1 Note is Outstanding, an Eligible Account at Wells Fargo Bank, National Association which shall be designated as the Series 2005-1 Series Account, which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2005-1 Noteholders and the Series Enhancer pursuant to the Indenture and this Supplement. All deposits of funds into the Series 2005-1 Series Account by the Issuer or any other Person shall be accumulated in, and withdrawn from, the Series 2005-1 Series Account in accordance with the provisions of the Indenture and this Supplement.  Any funds on deposit in the Series 2005-1 Series Account shall be invested in the same manner as the funds deposited and held in the Trust Account.

Section 302.           Distributions from Series 2005-1 Series Account.  On each Payment Date and on each other date on which any payment is to be made with respect to the Series 2005-1 Notes in accordance with Section 203, 204 or 205 hereof, the Indenture Trustee shall distribute funds then on deposit in the Series 2005-1 Series Account in accordance with the priorities set forth below:

(I)            If an Event of Default shall not have occurred and be continuing (as determined in accordance with the provisions of Section 818 of the Indenture):

(1)           To the Series Enhancer, all Premiums then due and payable to the Series Enhancer, to the extent allocable to the Series 2005-1 Notes (without duplication of amounts distributed to the Series Enhancer pursuant to clause (7) of Section 302(d) of the Indenture);

(2)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative Series 2005-1 Note Principal Balances) of the Interest Payments (exclusive of Default Fees) payable with respect to the Series 2005-1 Notes for such Payment Date and any prior Payment Date;

(3)           To the Series Enhancer, any Series 2005-1 Note Reimbursement Amounts then owing in respect of the Series 2005-1 Note Interest Payments (without duplication of amounts distributed to the Series Enhancer pursuant to clause (9) of Section 302(d) of the Indenture) for such Payment Date and any prior Payment Date;

(4)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative Series 2005-1 Note Principal Balances) of the Minimum Principal Payment Amount then due and payable with respect to the Series 2005-1 Notes on such Payment Date;

(5)           To the Series Enhancer, any remaining Series 2005-1 Note Reimbursement Amounts then owing to the Series Enhancer (without duplication of amounts distributed to the Series Enhancer pursuant to clause (14) of Section 302(d) of the Indenture);

(6)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative Series 2005-1 Note Principal Balances) of the Scheduled Principal Payment Amount then due and payable with respect to the Series 2005-1 Notes on such Payment Date;

(7)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative Series 2005-1 Note Principal Balances) of that portion of the Supplemental Principal Payment Amount then due and payable with respect to the Series 2005-1 Notes on such Payment Date, until the Aggregate Series 2005-1 Note Principal Balance has been reduced to zero;

(8)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative amounts owing to each such Holder) of indemnities and other amounts (including Default Fees) then due and payable by the Issuer to the Series 2005-1 Noteholders pursuant to the Related Documents; and

(9)           To the Issuer, any remaining amounts then on deposit in the Series 2005-1 Series Account.

(II)           If an Event of Default shall have occurred and be continuing (as determined in accordance with the provisions of Section 818 of the Indenture):

(1)           To the Series Enhancer, all Premiums then due and payable to the Series Enhancer, to the extent allocable to the Series 2005-1 Notes (without duplication of amounts distributed to the Series Enhancer pursuant to clause (7) of Section 302(e) of the Indenture);

(2)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative Series 2005-1 Note Principal Balances) of the Interest Payments (exclusive of Default Fees) payable with respect to the Series 2005-1 Notes for such Payment Date and any prior Payment Date;

(3)           To the Series Enhancer, any Series 2005-1 Note Reimbursement Amounts then owing in respect of the Series 2005-1 Note Interest Payments and any prior Payment Date (without duplication of amounts distributed to the Series Enhancer pursuant to clause (9) of Section 302(e) of the Indenture);

(4)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative Series 2005-1 Note Principal Balances) of the Available Distribution Amount to be distributed (after payment of amounts higher in priority) by the Indenture Trustee to the Series 2005-1 Series Account pursuant to clause (14)(A) of Section 302(e) of the Indenture, until the Aggregate Series 2005-1 Note Principal Balance has been reduced to zero;

(5)           To the Series Enhancer, any remaining Series 2005-1 Note Reimbursement Amounts then owing to the Series Enhancer (without duplication of amounts distributed of the Series Enhancer pursuant to clause (14)(B) of Section 302(e) of the Indenture);

(6)           To each Holder of a Series 2005-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion (based on the relative amounts owing to each such Holder) of indemnities and other amounts (including Default Fees) then due and payable by the Issuer to the Series 2005-1 Noteholders pursuant to the Related Documents; and

(7)           To the Issuer, any remaining amounts then on deposit in the Series 2005-1 Series Account.

Any amounts payable to a Noteholder or Series Enhancer pursuant to this Section 302 shall be made by wire transfer of immediately available funds to the account that such Noteholder or Series Enhancer has designated to the Indenture Trustee in writing on or prior to the Business Day immediately preceding the Payment Date.  Any amounts payable by the Issuer hereunder are contingent upon the availability of funds to make such payment in accordance with the provisions of this Section 302 hereof and, to the extent such funds are not available, shall not constitute a “Claim” (as defined in Section 101(5) of the Bankruptcy Code) against the Issuer in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings involving the Issuer in the event that such amounts are not paid in accordance with Section 302 of this Supplement.

Section 303.           Funds Received from the Reserve Account and the Letter(s) of Credit.

Any funds actually received by the Indenture Trustee, for the benefit of the Series 2005-1 Noteholders, from the Reserve Account or from the Letter of Credit (including from the Letter of Credit Collateral Account) pursuant to the provisions of Section 313 and/or Section 314 of the Indenture shall be used solely to make Interest Payments.

ARTICLE IV

Additional Covenants

In addition to the covenants set forth in Article VI of the Indenture, the Issuer hereby makes the following additional covenants for the benefit of the Series 2005-1 Noteholders:

Section 401.           Use of Proceeds.  The proceeds from the issuance of the Series 2005-1 Notes shall be used as follows: to (i) acquire additional Eligible Compressors, (ii) repay in full the unpaid principal balance of, and accrued interest on, the Series 2002-1 Notes, and (iii) for general corporate purposes.

ARTICLE V

Conditions of Effectiveness

Section 501.           Conditions of Effectiveness.  The effectiveness of this Supplement is subject to the condition precedent that the Indenture Trustee and the Series Enhancer shall have received all of the following, each duly executed and dated as of the Closing Date, in form and substance satisfactory to the Series Enhancer and each of the Series 2005-1 Noteholders and each (except for the Series 2005-1 Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for the Series Enhancer and each Series 2005-1 Noteholder:

(a)           Series 2005-1 Notes.  Separate Series 2005-1 Notes executed by the Issuer in favor of each Series 2005-1 Noteholder in the aggregate stated principal amount of the Existing Commitment of such Series 2005-1 Noteholders.

(b)           Certificate(s) of Secretary or Assistant Secretary.  Separate certificates executed by the corporate secretary or assistant secretary of the Issuer and each Universal Affiliate that is party to any Related Document, each dated the Closing Date, certifying (i) that the respective company has the authority to execute and deliver, and perform its respective obligations under each of the Related Documents to which it is a party, and (ii) that attached are true, correct and complete copies of the organic documents, authorizations and incumbency certificates of such Person in form and substance satisfactory to the Series 2005-1 Noteholders and the Series Enhancer, as to such matters as they shall require.

(c)           Security Documents.  The Indenture and this Supplement, in form and substance satisfactory to the Series 2005-1 Noteholders, the Series Enhancer and the Indenture

Trustee, shall have been executed and delivered by Issuer, and all other parties thereto, together with all UCC financing statements, the Control Agreement(s) and other documents reasonably requested by Series 2005-1 Noteholders, the Series Enhancer or the  Indenture Trustee.

(d)           Opinions of Counsel.  Opinions of Counsel to the Issuer, Old Lessor and the Contributor in form and substance satisfactory to the Series 2005-1 Noteholders and the Series Enhancer as to the matters described below:

(1)                                  True sale by each of the Contributor, the Old Lessee and the Old Lessor to the Issuer;

(2)                                  Nonconsolidation of the Issuer with any of UCMC, the Contributor and the Old Lessee;

(3)                                  All corporate and securities matters with respect to each of the Issuer, UCMC, the Contributor and the Old Lessee;

(4)                                  Security interest in the Owner Compressors and other Collateral is created in favor of the Indenture Trustee for the benefit of the Noteholders and the Series Enhancer pursuant to the Indenture; and

(5)                                  The Notes shall be treated as indebtedness under the Indenture for United States federal income tax purposes and the Issuer will not be treated as an association taxable as a corporation for United States federal income tax purposes.

(e)           Related Documents.  Each of the Related Documents shall have been duly executed and delivered and all of the conditions precedent therein have either been satisfied or waived by the Series Enhancer.

(f)            Insurance.  Each of the Indenture Trustee and the Series Enhancer shall have received certificates evidencing insurance coverage satisfying the requirements of Section 5.7 of the Management Agreement.

(g)           Ratings.  S & P shall have rated the Series 2005-1 Notes “BBB” or higher and Moody’s shall have rated the Series 2005-1 Notes “Baa3” or higher, in each case determined without regard to the Policy.

(h)           Appraisals.  The Issuer shall have delivered to the Series Enhancer three (3) Appraisals (one (1) of which will be valued as of December 31, 2004 and two (2) of which will be valued as of June 30, 2005) with respect to each Owner Compressor included in the determination of the Debt Limit on the Closing Date.

(i)            No Trigger Event or Prospective Trigger Event.  No Trigger Event or Prospective Trigger Event shall have occurred and be continuing.

(j)            Issuer Certification.  Issuer shall have delivered to the Series Enhancer a compliance certificate, signed by a Responsible Officer of Issuer stating that (i) each of the conditions precedent set forth in this Article V and in the Series 2005-1 Note Purchase Agreement have been satisfied and (ii) each of the representations and warranties of the Issuer contained in each Related Document is true and correct in all material respects as of the Series Issuance Date for Series 2005-1.

(k)           Asset Base Certificate.  Issuer shall have delivered to the Series Enhancer a duly completed and executed Asset Base Certificate, determined after giving effect to any Eligible Compressors and Eligible Contracts to be acquired with the proceeds of the Series 2005-1 Notes and other contributions to the Issuer, which demonstrates that, after giving effect to the issuance of the Series 2005-1 Notes, no Asset Base Deficiency exists.  Solely with respect to the Asset Base Certificate to be delivered on the Closing Date (if any), the Net Revenue amount used in this calculation will be based upon pro forma billings of the Issuer.

(l)            Interest Rate Swap Agreements.  On the Closing Date, the Issuer shall have in effect one or more Interest Rate Swap Agreements with one or more Eligible Interest Rate Hedge Counterparties having an aggregate notional balance of not less than One Hundred Twenty-Five Million Dollars ($125,000,000.00).

ARTICLE VI

The Policy

Section 601.           The Policy.

(u)           On each Determination Date, the Indenture Trustee shall determine, with respect to the immediately following Payment Date, based solely on the information contained in the Manager Report, whether there exists a Deficiency Amount.

(v)           If there exists a Deficiency Amount which is an Insured Amount with respect to a Payment Date, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such claim for such Insured Amount to the Series Enhancer in accordance with the terms of the related Policy.  Any payment made by the Series Enhancer under the Policy shall be applied solely to the payment of principal of, or interest (other than Default Fees) on, the Series 2005-1 Notes.

(w)          The Indenture Trustee shall (i) receive Insured Amounts as attorney-in-fact of each of the Series 2005-1 Noteholders and (ii) disburse such Insured Payments directly to the Series 2005-1 Noteholders.  The Issuer hereby agrees for the benefit of the Series Enhancer (and each Series 2005-1 Noteholder, by acceptance of its Series 2005-1 Notes, will be deemed to have agreed) that, without limiting any other rights of the Series Enhancer, to the extent the Series Enhancer pays, or causes payment of, Insured Amounts, either directly or indirectly (as by paying through distribution to the Indenture Trustee), to the Series 2005-1 Noteholders, the Series Enhancer will be entitled to (x) reimbursement of such amounts from amounts on deposit in the Trust Account in accordance with the distribution provisions of Section 302 of the

Indenture and Section 302 hereof and (y) assignment of certain rights and interests of the Series 2005-1 Noteholders as well as equitable and legal rights of subrogation as described in the Insurance Agreement and the Policy.

(x)            The Series 2005-1 Notes will be insured by the Policy pursuant to the terms set forth in the Policy, notwithstanding any provisions to the contrary contained in this Supplement.

(y)           If a Corporate Trust Officer of the Indenture Trustee at any time has actual knowledge that a Deficiency Amount will exist on the applicable Payment Date, the Indenture Trustee shall promptly notify the Series Enhancer and each Interest Rate Hedge Provider of the amount of such deficiency.

(z)            Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Series 2005-1 Notes which is made with moneys received pursuant to the terms of the Policy shall not be considered payment by the Issuer with respect to the Series 2005-1 Notes, shall not discharge the Issuer in respect of its obligation to make such payment, and shall not result in the payment of, or the provision for the payment of, the principal of or interest on, the Series 2005-1 Notes for purposes of the Indenture.  Each Series 2005-1 Noteholder by its acceptance of a Series 2005-1 Note agrees, and the Issuer and the Indenture Trustee acknowledge, that, without the need for any further action on the part of the Series Enhancer, the Issuer, the Indenture Trustee or the Note Registrar, (i) to the extent the Series Enhancer makes payments, directly or indirectly, on account of principal of, or interest on, the Series 2005-1 Notes to the Series 2005-1 Noteholders, the Series Enhancer will be fully subrogated to the rights of such Series 2005-1 Noteholders to receive such principal and interest from the Issuer, and (ii) the Series Enhancer shall be paid such principal and interest in its capacity as a Holder of the Series 2005-1 Notes, but only from the sources and in the manner and priority provided herein for the payment of such principal and interest.  To evidence the Series Enhancer’s subrogation to the rights of the Series 2005-1 Noteholders, the Note Register shall note the Series Enhancer’s rights as subrogee upon the register of the Series 2005-1 Noteholders upon receipt from the Series Enhancer of proof of payment by the Series Enhancer of any Insured Amount.  Nothing in this Section shall expose the Issuer or the Collateral to double recovery for any such amounts.

(aa)         Each of the Issuer and the Indenture Trustee hereby grants to the Series Enhancer, as long as no Series Enhancer Default exists, the right of prior approval of amendments, waivers or supplements to the Related Documents available to Series 2005-1 Noteholders hereunder and thereunder and of the exercise of any option, vote, right, power or the like available to the Series 2005-1 Noteholders hereunder and thereunder.

(bb)         The Indenture Trustee shall keep a complete and accurate record of the amount and allocation of Insured Amounts and the Series Enhancer shall have the right to inspect such records at reasonable times upon three (3) Business Day’s prior written notice to the Indenture Trustee.

(cc)         In the event that a Preference Amount is payable under the Policy, the Indenture Trustee shall so notify the Series Enhancer, shall comply with the provisions of the

Policy to obtain payment by the Series Enhancer of such Preference Amount, and shall, at the time it provides notice to the Series Enhancer, notify the Series 2005-1 Noteholders by mail that, in the event that any Series 2005-1 Noteholder’s payment is so recovered, such Series 2005-1 Noteholder will be entitled to payment thereof pursuant to the terms of the Policy.  The Indenture Trustee shall furnish to the Series Enhancer, at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on the Series 2005-1 Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Series 2005-1 Noteholders, and the dates on which such payments were made.

Without limiting any rights of the Series Enhancer under the Policy or any other Related Document, and without modifying or otherwise affecting any terms or conditions of the  Policy, each Series 2005-1 Noteholder, by its acceptance of a Series 2005-1 Note, and the Indenture Trustee hereby agree that the Series Enhancer (so long as no Series Enhancer Default exists) may at any time during the continuation of any Proceeding relating to a Preference Amount direct all matters relating to such Preference Amount, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Amount and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal.  In addition, and without limitation of the foregoing, the Series Enhancer shall be subrogated to the rights of the Indenture Trustee and each such Series 2005-1 Noteholder in the conduct of any Proceeding with respect to any such Preference Amount, including, without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such Preference Amount.  Insured Amounts paid by the Series Enhancer to the Indenture Trustee shall be received by the Indenture Trustee, as agent to the Series 2005-1 Noteholders, and deposited into the Series Account for distribution in accordance with Section 302 hereof.  Each Series 2005-1 Noteholder by its acceptance of a Series 2005-1 Note, and the Indenture Trustee, as agent to the Series 2005-1 Noteholders, hereby acknowledges and affirms that the rights of the Series 2005-1 Noteholders to any moneys paid or payable in respect of the Series 2005-1 Notes shall be fully subrogated to the Series Enhancer to the extent of any payment made by the Series Enhancer pursuant to the terms of the Policy, and any interest due thereon.

(dd)         By acceptance of a Series 2005-1 Note, each Series 2005-1 Noteholder agrees to be bound by the terms of the Policy, including, without limitation, the method and timing of payment, the Series Enhancer’s right of subrogation and the other rights of the Series Enhancer set forth therein.

(ee)         Notwithstanding the foregoing, in the event that any or all of the outstanding principal amounts of the Series 2005-1 Notes become or are declared to be due and payable prior to the Legal Final Maturity Date, the Series Enhancer shall have no obligation under the Policy to pay such amounts prior to the Legal Final Maturity Date, unless the Series Enhancer shall elect to make such accelerated payments in accordance with and subject to the terms of the Policy.

(ff)           The Indenture Trustee shall be entitled to enforce on behalf of the Series 2005-1 Noteholders the obligations of the Series Enhancer under the Policy.  Notwithstanding any other provision of the Indenture or any other Related  Document, the Series 2005-1 Noteholders are not entitled to make any claims under the Policy or institute proceedings directly against the Series Enhancer.

(gg)         Nothing in this Section 601 or in any other Section hereof shall or is intended to modify any of the terms, provisions or conditions of the Policy.

ARTICLE VII

Miscellaneous Provisions

Section 701.           Ratification of Indenture.  As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 702.           Counterparts.  This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 703.           Governing Law.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 704.           Amendments and Modifications.  The terms of this Supplement may be waived, modified or amended in a written instrument signed by each of the Issuer and the Indenture Trustee and, except with respect to the matters set forth in (and subject to the terms of) Section 1001 of the Indenture, only with the prior written consent of (i) the Control Party for the Series 2005-1 Notes and (ii) solely in the case of the matters set forth in the last proviso to Section 1002(a) of the Indenture, the prior written consent of the Holders of all Series 2005-1 Notes affected by such waiver, modification or amendment; provided, however, that neither the definition of “Control Party” nor the definition of “Series Enhancer Default” may be amended or otherwise modified without the consent of the Series Enhancer; provided, further, that each Rating Agency shall receive notice not less than five (5) Business Days prior the effectiveness of any such proposed amendment, modification or waiver.

Section 705.           Consent to Jurisdiction.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE ISSUER ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, STATE OF NEW YORK AND THE ISSUER HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS SUPPLEMENT AND THE OTHER RELATED DOCUMENTS, THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.  THE ISSUER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION, HAVING AN ADDRESS AT 111

EIGHTH AVENUE, NEW YORK, NY 10011, ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS AND THE ISSUER AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON.  THE ISSUER SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS SUPPLEMENT AND THE OTHER RELATED DOCUMENTS SHALL HAVE BEEN PAID BY ISSUER IN FULL.  IF SUCH AGENT SHALL CEASE TO SO ACT, THE ISSUER SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE INDENTURE TRUSTEE AND SHALL PROMPTLY DELIVER TO THE INDENTURE TRUSTEE EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.

Section 706.           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

Section 707.           No Petition.  The Indenture Trustee, on its own behalf, hereby covenants and agrees, and each Noteholder by its acquisition of a Series 2005-1 Note shall be deemed to covenant and agree, that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Insolvency Law or any other federal or state bankruptcy or similar law, at any time other than on a date which is at least one year and one day after the last date on which any Series 2005-1 Note is Outstanding.  The provisions of this Section 707 shall survive the repayment of the Notes and any termination of this Supplement.

Section 708.           Third Party Beneficiary.  The Series Enhancer is a third party beneficiary of this Supplement and shall be entitled to rely on all representations, warranties, covenants and agreements contained herein, and in the Indenture to the extent related hereto, as if made directly to it and as if it were a party hereto and shall have full power and authority to enforce the obligations of the parties hereunder.

[Signature page follows.]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers all as of the day and year first above written.

UCO COMPRESSION 2005 LLC

By:	/s/	J. Michael Anderson
Name:		J. Michael Anderson
Title:		Senior Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:	/s/	Marianna C. Stershic
Name:		Marianna C. Stershic
Title:		Vice President

EXHIBIT A-1

FORM OF 144A BOOK ENTRY NOTE

UNLESS THIS SERIES 2005-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2005-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2005-1 NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE IN AN AMOUNT OF AT LEAST $250,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER OF A SERIES 2005-1 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASER, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT EITHER (1) IT IS NOT ACQUIRING THE SERIES 2005-1 NOTE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE

A-1-1

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A “PLAN” WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986; OR (2) THE ACQUISITION AND HOLDING OF THE SERIES 2005-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY NOT BE RESOLD, PLEDGED OR TRANSFERRED TO A COMPETITOR OF THE ISSUER, UNIVERSAL COMPRESSION, INC. OR ANY UNIVERSAL AFFILIATE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES AS SET FORTH IN SECTION 205(i) OF THE INDENTURE.

THIS SERIES 2005-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UCO COMPRESSION 2005 LLC
SERIES 2005-1

$[XX]	CUSIP No.: [ ]
No. [ ]
October , 2005

KNOW ALL PERSONS BY THESE PRESENTS that UCO COMPRESSION 2005 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of                   Dollars ($             ) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note, which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Indenture”) and the Series 2005-1 Supplement, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Series 2005-1 Supplement”), each between the Issuer and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”), (ii) interest on the outstanding principal amount of this Series 2005-1 Note on the dates and in the amounts set forth in the Indenture and the Series 2005-1 Supplement and (iii) the other amounts required to be paid pursuant to the Indenture and the Series 2005-1 Supplement.  A record of each Prepayment and repayment shall be made by the Indenture Trustee and absent manifest error such record shall be conclusive. Capitalized terms not otherwise defined herein will have the meaning set forth in Appendix A to the Indenture or the Series 2005-1 Supplement.

Payment of the principal of and interest on this Series 2005-1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series 2005-1 Note is payable at the times and in the amounts set forth in the Indenture and the Series 2005-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

A-1-2

This Series 2005-1 Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of Two Hundred Million Dollars ($200,000,000) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note pursuant to the Indenture and the Series 2005-1 Supplement.

The Series 2005-1 Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture and the Series 2005-1 Supplement.

This Series 2005-1 Note is transferable as provided in the Indenture and the Series 2005-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series 2005-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2005-1 Notes.

The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the person in whose name this Series 2005-1 Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series 2005-1 Notes are subject to prepayment at the times and subject to the conditions set forth in the Indenture and the Series 2005-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Series 2005-1 Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2005-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures.  Supplements and amendments to the Indenture and the Series 2005-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2005-1 Supplement.

The Holder of this Series 2005-1 Note shall have no right to enforce the provisions of the Indenture and the Series 2005-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2005-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2005-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2005-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Series 2005-1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under

A-1-3

any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1211 of the Indenture and Section 707 of the Series 2005-1 Supplement.

Each purchaser of a Series 2005-1 Note shall be deemed to represent and warrant to the Initial Purchaser, the Issuer, the Indenture Trustee and the Manager that either (1) it is not acquiring the Series 2005-1 Note with the assets of an “Employee Benefit Plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as Amended, or a “Plan” within the meaning of Section 4975 of the Internal Revenue Code of 1986; or (2) the acquisition and holding of the Series 2005-1 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

Each purchaser of a Series 2005-1 Note agrees that such Series 2005-1 Note may not be resold, pledged or transferred to a Competitor of the Issuer, Universal Compression, Inc. or any Universal Affiliate except in certain limited circumstances as set forth in Section 205(i) of the Indenture.

This Series 2005-1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Indenture and the Series 2005-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2005-1 Supplement and the issuance of this Series 2005-1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Series 2005-1 Note shall not be entitled to any benefit under the Indenture and the Series 2005-1 Supplement, or be valid or obligatory for any purpose.

A-1-4

IN WITNESS WHEREOF, UCO Compression 2005 LLC has caused this Series 2005-1 Note to be duly executed by its duly authorized representative, on this 28th day of October, 2005.

UCO COMPRESSION 2005 LLC

By:
Name:	J. Michael Anderson
Title:	Senior Vice President and Chief Financial Officer

This Note is one of the Series 2005-1 Notes described in the within-mentioned Indenture and the Series 2005-1 Supplement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:
Name:
Title:

A-1-5

Schedule A

Aggregate principal amount of any Series 2005-1 Note issued in exchange for a portion or portions hereof and any portion or portions of any Series 2005-1 Note exchanged for a portion or portions hereof:

Date	Principal Amount Issued or Exchanged	Remaining Principal Amount of this Series 2005-1 Note	Notation Made by or on Behalf of

A-1-6

EXHIBIT A-2

FORM OF TEMPORARY REGULATION S BOOK ENTRY NOTE

UNLESS THIS SERIES 2005-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2005-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2005-1 NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE IN AN AMOUNT OF AT LEAST $250,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER OF A SERIES 2005-1 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASER, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT EITHER (1) IT IS NOT ACQUIRING THE SERIES 2005-1 NOTE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE

A-2-1

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A “PLAN” WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986; OR (2) THE ACQUISITION AND HOLDING OF THE SERIES 2005-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY NOT BE RESOLD, PLEDGED OR TRANSFERRED TO A COMPETITOR OF THE ISSUER, UNIVERSAL COMPRESSION, INC. OR ANY UNIVERSAL AFFILIATE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES AS SET FORTH IN SECTION 205(i) OF THE INDENTURE.

THIS SERIES 2005-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

1.                                      EACH INVESTOR DESCRIBED IN SUBCLAUSE 2 ABOVE UNDERSTANDS THAT THE SERIES 2005-1 NOTES HAVE NOT AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, THAT ANY OFFERS, SALES OR DELIVERIES OF THE SERIES 2005-1 NOTES PURCHASED BY IT IN THE UNITED STATES OR TO U.S. PERSONS PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE DISTRIBUTION OF THE SERIES 2005-1 NOTES AND (II) THE CLOSING DATE, MAY CONSTITUTE A VIOLATION OF UNITED STATES LAW, AND THAT DISTRIBUTIONS OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH SERIES 2005-1 NOTES ONLY FOLLOWING THE DELIVERY BY THE HOLDER OF A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP OR THE EXCHANGE OF BENEFICIAL INTEREST IN REGULATION S TEMPORARY BOOK-ENTRY NOTES FOR BENEFICIAL INTERESTS IN THE RELATED UNRESTRICTED BOOK ENTRY NOTES (WHICH IN EACH CASE WILL ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE INDENTURE.

2.                                      THE REGULATION S TEMPORARY BOOK-ENTRY NOTES REPRESENTING THE SERIES 2005-1 NOTES SOLD TO EACH INVESTOR DESCRIBED IN SUBCLAUSE 2 ABOVE WILL BEAR A LEGEND TO THE FOLLOWING EFFECT, UNLESS THE ISSUER DETERMINES OTHERWISE CONSISTENT WITH APPLICABLE LAW:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE SERIES 2005-1 NOTES AND (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON

A-2-2

EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

UCO COMPRESSION 2005 LLC
SERIES 2005-1

$[XX]	CUSIP No.: [ ]
No. [ ]
October , 2005

KNOW ALL PERSONS BY THESE PRESENTS that UCO COMPRESSION 2005 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of               Dollars ($                ) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note, which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Indenture”) and the Series 2005-1 Supplement, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Series 2005-1 Supplement”), each between the Issuer and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”), (ii) interest on the outstanding principal amount of this Series 2005-1 Note on the dates and in the amounts set forth in the Indenture and the Series 2005-1 Supplement and (iii) the other amounts required to be paid pursuant to the Indenture and the Series 2005-1 Supplement.  A record of each Prepayment and repayment shall be made by the Indenture Trustee and absent manifest error such record shall be conclusive. Capitalized terms not otherwise defined herein will have the meaning set forth in Appendix A to the Indenture or the Series 2005-1 Supplement.

Payment of the principal of and interest on this Series 2005-1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series 2005-1 Note is payable at the times and in the amounts set forth in the Indenture and the Series 2005-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

This Series 2005-1 Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of Two Hundred Million Dollars ($200,000,000) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note pursuant to the Indenture and the Series 2005-1 Supplement.

The Series 2005-1 Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to the limitations set forth in, the Indenture and the Series 2005-1 Supplement.

This Series 2005-1 Note is transferable as provided in the Indenture and the Series 2005-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series

A-2-3

2005-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2005-1 Notes.

The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the person in whose name this Series 2005-1 Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series 2005-1 Notes are subject to prepayment at the times and subject to the conditions set forth in the Indenture and the Series 2005-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Series 2005-1 Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2005-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures.  Supplements and amendments to the Indenture and the Series 2005-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2005-1 Supplement.

The Holder of this Series 2005-1 Note shall have no right to enforce the provisions of the Indenture and the Series 2005-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2005-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2005-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2005-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Series 2005-1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1211 of the Indenture and the Series 2005-1 Supplement.

Each purchaser of a Series 2005-1 Note shall be deemed to represent and warrant to the Initial Purchaser, the Issuer, the Indenture Trustee and the Manager that either (1) it is not acquiring the Series 2005-1 Note with the assets of an “Employee Benefit Plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as Amended, or a “Plan” within the meaning of Section 4975 of the Internal Revenue Code of 1986; or (2) the acquisition and holding of the Series 2005-1 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

A-2-4

Each purchaser of a Series 2005-1 Note agrees that such Series 2005-1 Note may not be resold, pledged or transferred to a Competitor of the Issuer, Universal Compression, Inc. or any Universal Affiliate except in certain limited circumstances as set forth in Section 205(i) of the Indenture.

This Series 2005-1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Indenture and the Series 2005-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2005-1 Supplement and the issuance of this Series 2005-1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Series 2005-1 Note shall not be entitled to any benefit under the Indenture and the Series 2005-1 Supplement, or be valid or obligatory for any purpose.

A-2-5

IN WITNESS WHEREOF, UCO Compression 2005 LLC has caused this Series 2005-1 Note to be duly executed by its duly authorized representative, on this 28th day of October, 2005.

UCO COMPRESSION 2005 LLC

By:
Name: J. Michael Anderson
Title: Senior Vice President and Chief Financial Officer

This Note is one of the Series 2005-1 Notes described in the within-mentioned Indenture and the Series 2005-1 Supplement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:
Name:
Title:

A-2-6

Schedule A

Aggregate principal amount of any Series 2005-1 Note issued in exchange for a portion or portions hereof and any portion or portions of any Series 2005-1 Note exchanged for a portion or portions hereof:

Date	Principal Amount Issued or Exchanged	Remaining Principal Amount of this Series 2005-1 Note	Notation Made by or on Behalf of

A-2-7

EXHIBIT A-3

FORM OF UNRESTRICTED REGULATION S BOOK ENTRY NOTE

UNLESS THIS SERIES 2005-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2005-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2005-1 NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE IN AN AMOUNT OF AT LEAST $250,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER OF A SERIES 2005-1 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASER, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT EITHER (1) IT IS NOT ACQUIRING THE SERIES 2005-1 NOTE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE

A-3-1

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A “PLAN” WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986; OR (2) THE ACQUISITION AND HOLDING OF THE SERIES 2005-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY NOT BE RESOLD, PLEDGED OR TRANSFERRED TO A COMPETITOR OF THE ISSUER, UNIVERSAL COMPRESSION, INC. OR ANY UNIVERSAL AFFILIATE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES AS SET FORTH IN SECTION 205(i) OF THE INDENTURE.

THIS SERIES 2005-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UCO COMPRESSION 2005 LLC
SERIES 2005-1

$[XX]	CUSIP No.: [ ]
No. [ ]
October , 2005

KNOW ALL PERSONS BY THESE PRESENTS that UCO COMPRESSION 2005 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of                   Dollars ($                ) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note, which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Indenture”) and the Series 2005-1 Supplement, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Series 2005-1 Supplement”), each between the Issuer and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”), (ii) interest on the outstanding principal amount of this Series 2005-1 Note on the dates and in the amounts set forth in the Indenture and the Series 2005-1 Supplement and (iii) the other amounts required to be paid pursuant to the Indenture and the Series 2005-1 Supplement.  A record of each Series 2005-1 Prepayment and repayment shall be made by the Indenture Trustee and absent manifest error such record shall be conclusive. Capitalized terms not otherwise defined herein will have the meaning set forth in Appendix A to the Indenture or the Series 2005-1 Supplement.

Payment of the principal of and interest on this Series 2005-1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series 2005-1 Note is payable at the times and in the amounts set forth in the Indenture and the Series 2005-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

A-3-2

This Series 2005-1 Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of Two Hundred Million Dollars ($200,000,000) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note pursuant to the Indenture and the Series 2005-1 Supplement.

The Series 2005-1 Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to the limitations set forth in, the Indenture and the Series 2005-1 Supplement.

This Series 2005-1 Note is transferable as provided in the Indenture and the Series 2005-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series 2005-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2005-1 Notes.

The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the person in whose name this Series 2005-1 Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series 2005-1 Notes are subject to prepayment at the times and subject to the conditions set forth in the Indenture and the Series 2005-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Series 2005-1 Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2005-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures.  Supplements and amendments to the Indenture and the Series 2005-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2005-1 Supplement.

The Holder of this Series 2005-1 Note shall have no right to enforce the provisions of the Indenture and the Series 2005-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2005-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2005-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2005-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Series 2005-1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under

A-3-3

any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1211 of the Indenture and the Series 2005-1 Supplement.

Each purchaser of a Series 2005-1 Note shall be deemed to represent and warrant to the Initial Purchaser, the Issuer, the Indenture Trustee and the Manager that either (1) it is not acquiring the Series 2005-1 Note with the assets of an “Employee Benefit Plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as Amended, or a “Plan” within the meaning of Section 4975 of the Internal Revenue Code of 1986; or (2) the acquisition and holding of the Series 2005-1 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

Each purchaser of a Series 2005-1 Note agrees that such Series 2005-1 Note may not be resold, pledged or transferred to a Competitor of the Issuer, Universal Compression, Inc. or any Universal Affiliate except in certain limited circumstances as set forth in Section 205(i) of the Indenture.

This Series 2005-1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Indenture and the Series 2005-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2005-1 Supplement and the issuance of this Series 2005-1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Series 2005-1 Note shall not be entitled to any benefit under the Indenture and the Series 2005-1 Supplement, or be valid or obligatory for any purpose.

A-3-4

IN WITNESS WHEREOF, UCO Compression 2005 LLC has caused this Series 2005-1 Note to be duly executed by its duly authorized representative, on this 28th day of October, 2005.

UCO COMPRESSION 2005 LLC

By:
Name:	J. Michael Anderson
Title:	Senior Vice President and Chief Financial Officer

This Note is one of the Series 2005-1 Notes described in the within-mentioned Indenture and the Series 2005-1 Supplement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:
Name:
Title:

A-3-5

 Schedule A

Aggregate principal amount of any Series 2005-1 Note issued in exchange for a portion or portions hereof and any portion or portions of any Series 2005-1 Note exchanged for a portion or portions hereof:

Date	Principal Amount Issued or Exchanged	Remaining Principal Amount of this Series 2005-1 Note	Notation Made by or on Behalf of

A-3-6

EXHIBIT A-4

FORM OF NOTE ISSUED TO INSTITUTIONAL ACCREDITED INVESTORS

THIS SERIES 2005-1 NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE IN AN AMOUNT OF AT LEAST $250,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 2005-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER OF A SERIES 2005-1 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASER, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT EITHER (1) IT IS NOT ACQUIRING THE SERIES 2005-1 NOTE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A “PLAN” WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986; OR (2) THE ACQUISITION AND HOLDING OF THE SERIES 2005-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2005-1 NOTE, AGREES THAT SUCH SERIES 2005-1 NOTE MAY NOT BE RESOLD, PLEDGED OR TRANSFERRED TO A COMPETITOR OF THE ISSUER, UNIVERSAL COMPRESSION, INC. OR ANY UNIVERSAL AFFILIATE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES AS SET FORTH IN SECTION 205(i) OF THE INDENTURE.

A-4-1

THIS SERIES 2005-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

UCO COMPRESSION 2005 LLC
SERIES 2005-1

$[XX]	CUSIP No.: [ ]
No. [ ]
October , 2005

KNOW ALL PERSONS BY THESE PRESENTS that UCO COMPRESSION 2005, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of                   Dollars ($           ) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note, which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Indenture”) and the Series 2005-1 Supplement, dated as of October 28, 2005 (as amended, restated or otherwise modified from time to time, the “Series 2005-1 Supplement”), each between the Issuer and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”), (ii) interest on the outstanding principal amount of this Series 2005-1 Note on the dates and in the amounts set forth in the Indenture and the Series 2005-1 Supplement and (iii) the other amounts required to be paid pursuant to the Indenture and the Series 2005-1 Supplement. A record of each Series 2005-1 Prepayment and repayment shall be made by the Indenture Trustee and absent manifest error such record shall be conclusive. Capitalized terms not otherwise defined herein will have the meaning set forth in Appendix A to the Indenture or the Series 2005-1 Supplement.

Payment of the principal of and interest on this Series 2005-1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series 2005-1 Note is payable at the times and in the amounts set forth in the Indenture and the Series 2005-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

This Series 2005-1 Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of Two Hundred Million Dollars ($200,000,000) or, if less, the Series 2005-1 Note Principal Balance of this Series 2005-1 Note pursuant to the Indenture and the Series 2005-1 Supplement.

The Series 2005-1 Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to the limitations set forth in, the Indenture and the Series 2005-1 Supplement.

This Series 2005-1 Note is transferable as provided in the Indenture and the Series 2005-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series

A-4-2

2005-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2005-1 Notes.

The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the person in whose name this Series 2005-1 Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series 2005-1 Notes are subject to prepayment at the times and subject to the conditions set forth in the Indenture and the Series 2005-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Series 2005-1 Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2005-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures. Supplements and amendments to the Indenture and the Series 2005-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2005-1 Supplement.

The Holder of this Series 2005-1 Note shall have no right to enforce the provisions of the Indenture and the Series 2005-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2005-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2005-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2005-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Series 2005-1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1211 of the Indenture and the Series 2005-1 Supplement.

Each purchaser of a Series 2005-1 Note shall be deemed to represent and warrant to the Initial Purchaser, the Issuer, the Indenture Trustee and the Manager that either (1) it is not acquiring the Series 2005-1 Note with the assets of an “Employee Benefit Plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as Amended, or a “Plan” within the meaning of Section 4975 of the Internal Revenue Code of 1986; or (2) the acquisition and holding of the Series 2005-1 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

A-4-3

Each purchaser of a Series 2005-1 Note agrees that such Series 2005-1 Note may not be resold, pledged or transferred to a Competitor of the Issuer, Universal Compression, Inc. or any Universal Affiliate except in certain limited circumstances as set forth in Section 205(i) of the Indenture.

This Series 2005-1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Indenture and the Series 2005-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2005-1 Supplement and the issuance of this Series 2005-1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Series 2005-1 Note shall not be entitled to any benefit under the Indenture and the Series 2005-1 Supplement, or be valid or obligatory for any purpose.

A-4-4

IN WITNESS WHEREOF, UCO Compression 2005 LLC has caused this Series 2005-1 Note to be duly executed by its duly authorized representative, on this 28th day of October, 2005.

UCO COMPRESSION 2005 LLC

By:
Name:	J. Michael Anderson
Title:	Senior Vice President and Chief Financial Officer

This Note is one of the Series 2005-1 Notes described in the within-mentioned Indenture and the Series 2005-1 Supplement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:
Name:
Title:

A-4-5

Schedule A

Aggregate principal amount of any Series 2005-1 Note issued in exchange for a portion or portions hereof and any portion or portions of any Series 2005-1 Note exchanged for a portion or portions hereof:

Date	Principal Amount Issued or Exchanged	Remaining Principal Amount of this Series 2005-1 Note	Notation Made by or on Behalf of

A-4-6

EXHIBIT B

FORM OF CERTIFICATE TO BE GIVEN BY NOTEHOLDER

[Euroclear
151 Boulevard Jacqmain
B-1210 Brussels, Belgium]

[Clearstream Banking, société anonyme
f/k/a CedelBank, société anonyme
67 Boulevard Grand-Duchesse Charlotte
L-1331 Luxembourg]

Re:                               Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series 2005-1 Supplement, dated as of October 28, 2005, between UCO Compression 2005 LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture, dated as of October 28, 2005, between the Issuer and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Offered Notes held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the Offered Notes held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

[This certification excepts beneficial interests in and does not relate to U.S. $             principal amount of the Offered Notes appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:*	By:	,
Account Holder

*Certification must be dated on or after the 15th day before the date of the Euroclear or Clearstream certificate to which this certification relates.

B-1

EXHIBIT C

FORM OF
CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM

Wells Fargo Bank, National Association
as Indenture Trustee and Note Registrar
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Attention: Corporate Trust Services – Asset-Backed Administration

Re:                               Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series 2005-1 Supplement, dated as of October 28, 2005, between UCO Compression 2005 LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture, dated as of October 28, 2005, between the Issuer and the Indenture Trustee.

This is to certify that, based solely on certifications we have received in writing, by facsimile or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organizations”) as of the date hereof, $                    principal amount of the Offered Notes is owned by persons (a) that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) who purchased their Offered Notes (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

We further certify (a) that we are not making available herewith for exchange any portion of the related Regulation S Temporary Book-Entry Note excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:	Yours faithfully,

By:
[Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear Clearance System] [Clearstream, société anonyme]

C-1

EXHIBIT D

FORM OF
CERTIFICATE TO BE GIVEN BY TRANSFEREE OF BENEFICIAL INTEREST IN A REGULATION S TEMPORARY BOOK ENTRY NOTE

[Euroclear
151 Boulevard Jacqmain
B-1210 Brussels, Belgium]

[Clearstream Banking, société anonyme
f/k/a CedelBank, société anonyme
67 Boulevard Grand-Duchesse Charlotte
L-1331 Luxembourg]

Re:                               Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series 2005-1 Supplement, dated as of October 28, 2005, between UCO Compression 2005 LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture, dated as of October 28, 2005, between the Issuer and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Offered Notes, the undersigned certifies that it is not a U.S. person (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the Offered Notes held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:	By:

D-1

EXHIBIT E

FORM OF
TRANSFER CERTIFICATE FOR EXCHANGE OR
TRANSFER FROM 144A BOOK-ENTRY NOTE
TO REGULATION S BOOK-ENTRY NOTE

Wells Fargo Bank, National Association
as Indenture Trustee and Note Registrar
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Attention: Corporate Trust Services – Asset-Backed Administration

Re:                               Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series 2005-1 Supplement, dated as of October 28, 2005, between UCO Compression 2005 LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture (as supplemented, the “Indenture”), dated as of October 28, 2005, between the Issuer and the Indenture Trustee.

Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S. $              principal amount of Offered Notes that are held as a beneficial interest in the 144A Book-Entry Note (CUSIP No.                     ) with DTC in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Regulation S Book-Entry Note (CUSIP No.            ) to be held with [Euroclear] [Clearstream] through DTC.

In connection with the request and in receipt of the Offered Notes, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offered Notes and:

(hh)         pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(i)            the offer of the Offered Notes was not made to a person in the United States of America,

(ii)           either (A) at the time the buy order was originated, the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America, or (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,

E-1

(iii)          no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable, and the other conditions of Rule 903 or Rule 904 of Regulation S, as applicable, have been satisfied,

(iv)          the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

(v)           the offer of the Offered Notes was not made to a Competitor of the Issuer, Universal Compression, Inc. or any Universal Affiliate except in certain limited circumstances as set forth in Section 205(i) of the Indenture.

(ii)           with respect to transfers made in reliance on Rule 144A under the Securities Act, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This certification and the statements contained herein are made for your benefit and the benefit of Wachovia Capital Markets, LLC (the “Initial Purchaser”) and the Issuer.

[Insert name of Transferor]

Dated:	By:
Title:

E-2

EXHIBIT F

FORM OF
INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

Re:                               Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series 2005-1 Supplement, dated as of October 28, 2005, between UCO Compression 2005 LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”) to the Indenture, dated as of October 28, 2005, between the Issuer and the Indenture Trustee.

Pursuant to Section 207 of the Series 2005-1 Supplement, Wachovia Capital Markets, LLC (the “Initial Purchaser”) hereby requests that $                  aggregate principal amount of the Offered Notes held by you for our account and represented by the Regulation S Temporary Book-Entry Note (CUSIP No. [              ]) (as defined in the Series 2005-1 Supplement) be exchanged for an equal principal amount represented by the 144A Book-Entry Note (CUSIP No. [              ]) to be held by you for our account.

Dated:	WACHOVIA CAPITAL MARKETS, LLC

as Initial Purchaser

By:
Title:

F-1

Schedule 1

Minimum Targeted Principal Balance by Period

Period	Payment Date Occurring In:	Minimum Targeted Principal Balance
0	Closing Date	$200,000,000
1	Nov 2005	200,000,000
2	Dec 2005	200,000,000
3	Jan 2006	200,000,000
4	Feb 2006	199,156,118
5	Mar 2006	198,312,236
6	Apr 2006	197,468,354
7	May 2006	196,624,473
8	Jun 2006	195,780,591
9	Jul 2006	194,936,709
10	Aug 2006	194,092,827
11	Sep 2006	193,248,945
12	Oct 2006	192,405,063
13	Nov 2006	191,561,181
14	Dec 2006	190,717,300
15	Jan 2007	189,873,418
16	Feb 2007	189,029,536
17	Mar 2007	188,185,654
18	Apr 2007	187,341,772
19	May 2007	186,497,890
20	Jun 2007	185,654,008
21	Jul 2007	184,810,127
22	Aug 2007	183,966,245
23	Sep 2007	183,122,363
24	Oct 2007	182,278,481
25	Nov 2007	181,434,599
26	Dec 2007	180,590,717
27	Jan 2008	179,746,835
28	Feb 2008	178,902,954
29	Mar 2008	178,059,072
30	Apr 2008	177,215,190
31	May 2008	176,371,308
32	Jun 2008	175,527,426
33	Jul 2008	174,683,544
34	Aug 2008	173,839,662
35	Sep 2008	172,995,781
36	Oct 2008	172,151,899
37	Nov 2008	171,308,017
38	Dec 2008	170,464,135
39	Jan 2009	169,620,253
40	Feb 2009	168,776,371
41	Mar 2009	167,932,489
42	Apr 2009	167,088,608
43	May 2009	166,244,726
44	Jun 2009	165,400,844
45	Jul 2009	164,556,962
46	Aug 2009	163,713,080
47	Sep 2009	162,869,198
48	Oct 2009	162,025,316
49	Nov 2009	161,181,435
50	Dec 2009	160,337,553
51	Jan 2010	159,493,671
52	Feb 2010	158,649,789
53	Mar 2010	157,805,907
54	Apr 2010	156,962,025
55	May 2010	156,118,143
56	Jun 2010	155,274,262
57	Jul 2010	154,430,380
58	Aug 2010	153,586,498
59	Sep 2010	152,742,616
60	Oct 2010	151,898,734
61	Nov 2010	$151,054,852
62	Dec 2010	150,210,970
63	Jan 2011	149,367,089
64	Feb 2011	148,523,207
65	Mar 2011	147,679,325
66	Apr 2011	146,835,443
67	May 2011	145,991,561
68	Jun 2011	145,147,679
69	Jul 2011	144,303,797
70	Aug 2011	143,459,916
71	Sep 2011	142,616,034
72	Oct 2011	141,772,152
73	Nov 2011	140,928,270
74	Dec 2011	140,084,388
75	Jan 2012	139,240,506
76	Feb 2012	138,396,624
77	Mar 2012	137,552,743
78	Apr 2012	136,708,861
79	May 2012	135,864,979
80	Jun 2012	135,021,097
81	Jul 2012	134,177,215
82	Aug 2012	133,333,333
83	Sep 2012	132,489,451
84	Oct 2012	131,645,570
85	Nov 2012	130,801,688
86	Dec 2012	129,957,806
87	Jan 2013	129,113,924
88	Feb 2013	128,270,042
89	Mar 2013	127,426,160
90	Apr 2013	126,582,278
91	May 2013	125,738,397
92	Jun 2013	124,894,515
93	Jul 2013	124,050,633
94	Aug 2013	123,206,751
95	Sep 2013	122,362,869
96	Oct 2013	121,518,987
97	Nov 2013	120,675,105
98	Dec 2013	119,831,224
99	Jan 2014	118,987,342
100	Feb 2014	118,143,460
101	Mar 2014	117,299,578
102	Apr 2014	116,455,696
103	May 2014	115,611,814
104	Jun 2014	114,767,932
105	Jul 2014	113,924,051
106	Aug 2014	113,080,169
107	Sep 2014	112,236,287
108	Oct 2014	111,392,405
109	Nov 2014	110,548,523
110	Dec 2014	109,704,641
111	Jan 2015	108,860,759
112	Feb 2015	108,016,878
113	Mar 2015	107,172,996
114	Apr 2015	106,329,114
115	May 2015	105,485,232
116	Jun 2015	104,641,350
117	Jul 2015	103,797,468
118	Aug 2015	102,953,586
119	Sep 2015	102,109,705
120	Oct 2015	101,265,823
121	Nov 2015	100,421,941
122	Dec 2015	$99,578,059
123	Jan 2016	98,734,177
124	Feb 2016	97,890,295
125	Mar 2016	97,046,414
126	Apr 2016	96,202,532
127	May 2016	95,358,650
128	Jun 2016	94,514,768
129	Jul 2016	93,670,886
130	Aug 2016	92,827,004
131	Sep 2016	91,983,122
132	Oct 2016	91,139,241
133	Nov 2016	90,295,359
134	Dec 2016	89,451,477
135	Jan 2017	88,607,595
136	Feb 2017	87,763,713
137	Mar 2017	86,919,831
138	Apr 2017	86,075,949
139	May 2017	85,232,068
140	Jun 2017	84,388,186
141	Jul 2017	83,544,304
142	Aug 2017	82,700,422
143	Sep 2017	81,856,540
144	Oct 2017	81,012,658
145	Nov 2017	80,168,776
146	Dec 2017	79,324,895
147	Jan 2018	78,481,013
148	Feb 2018	77,637,131
149	Mar 2018	76,793,249
150	Apr 2018	75,949,367
151	May 2018	75,105,485
152	Jun 2018	74,261,603
153	Jul 2018	73,417,722
154	Aug 2018	72,573,840
155	Sep 2018	71,729,958
156	Oct 2018	70,886,076
157	Nov 2018	70,042,194
158	Dec 2018	69,198,312
159	Jan 2019	68,354,430
160	Feb 2019	67,510,549
161	Mar 2019	66,666,667
162	Apr 2019	65,822,785
163	May 2019	64,978,903
164	Jun 2019	64,135,021
165	Jul 2019	63,291,139
166	Aug 2019	62,447,257
167	Sep 2019	61,603,376
168	Oct 2019	60,759,494
169	Nov 2019	59,915,612
170	Dec 2019	59,071,730
171	Jan 2020	58,227,848
172	Feb 2020	57,383,966
173	Mar 2020	56,540,084
174	Apr 2020	55,696,203
175	May 2020	54,852,321
176	Jun 2020	54,008,439
177	Jul 2020	53,164,557
178	Aug 2020	52,320,675
179	Sep 2020	51,476,793
180	Oct 2020	50,632,911
181	Nov 2020	49,789,030
182	Dec 2020	48,945,148

Period	Payment Date Occurring In:	Minimum Targeted Principal Balance
183	Jan 2021	$48,101,266
184	Feb 2021	47,257,384
185	Mar 2021	46,413,502
186	Apr 2021	45,569,620
187	May 2021	44,725,738
188	Jun 2021	43,881,857
189	Jul 2021	43,037,975
190	Aug 2021	42,194,093
191	Sep 2021	41,350,211
192	Oct 2021	40,506,329
193	Nov 2021	39,662,447
194	Dec 2021	38,818,565
195	Jan 2022	37,974,684
196	Feb 2022	37,130,802
197	Mar 2022	36,286,920
198	Apr 2022	35,443,038
199	May 2022	34,599,156
200	Jun 2022	33,755,274
201	Jul 2022	32,911,392
202	Aug 2022	32,067,511
203	Sep 2022	31,223,629
204	Oct 2022	30,379,747
205	Nov 2022	29,535,865
206	Dec 2022	28,691,983
207	Jan 2023	27,848,101
208	Feb 2023	27,004,219
209	Mar 2023	26,160,338
210	Apr 2023	25,316,456
211	May 2023	24,472,574
212	Jun 2023	23,628,692
213	Jul 2023	22,784,810
214	Aug 2023	21,940,928
215	Sep 2023	21,097,046
216	Oct 2023	20,253,165
217	Nov 2023	19,409,283
218	Dec 2023	18,565,401
219	Jan 2024	17,721,519
220	Feb 2024	16,877,637
221	Mar 2024	16,033,755
222	Apr 2024	15,189,873
223	May 2024	14,345,992
224	Jun 2024	13,502,110
225	Jul 2024	12,658,228
226	Aug 2024	11,814,346
227	Sep 2024	10,970,464
228	Oct 2024	10,126,582
229	Nov 2024	9,282,700
230	Dec 2024	8,438,819
231	Jan 2025	7,594,937
232	Feb 2025	6,751,055
233	Mar 2025	5,907,173
234	Apr 2025	5,063,291
235	May 2025	4,219,409
236	Jun 2025	3,375,527
237	Jul 2025	2,531,646
238	Aug 2025	1,687,764
239	Sep 2025	843,882
240	Oct 2025	0

Scheduled Targeted Principal Balance by Period

Period	Payment Date Occurring Inc	Scheduled Targeted Principal Balance
0	Closing Date	$200,000,000
1	Nov 2005	200,000,000
2	Dec 2005	200,000,000
3	Jan 2006	200,000,000
4	Feb 2006	198,787,879
5	Mar 2006	197,575,758
6	Apr 2006	196,363,636
7	May 2006	195,151,515
8	Jun 2006	193,939,394
9	Jul 2006	192,727,273
10	Aug 2006	191,515,152
11	Sep 2006	190,303,030
12	Oct 2006	189,090,909
13	Nov 2006	187,878,788
14	Dec 2006	186,666,667
15	Jan 2007	185,454,545
16	Feb 2007	184,242,424
17	Mar 2007	183,030,303
18	Apr 2007	181,818,182
19	May 2007	180,606,061
20	Jun 2007	179,393,939
21	Jul 2007	178,181,818
22	Aug 2007	176,969,697
23	Sep 2007	175,757,576
24	Oct 2007	174,545,455
25	Nov 2007	173,333,333
26	Dec 2007	172,121,212
27	Jan 2008	170,909,091
28	Feb 2008	169,696,970
29	Mar 2008	168,484,848
30	Apr 2008	167,272,727
31	May 2008	166,060,606
32	Jun 2008	164,848,485
33	Jul 2008	163,636,364
34	Aug 2008	162,424,242
35	Sep 2008	161,212,121
36	Oct 2008	160,000,000
37	Nov 2008	158,787,879
38	Dec 2008	157,575,758
39	Jan 2009	156,363,636
40	Feb 2009	155,151,515
41	Mar 2009	153,939,394
42	Apr 2009	152,727,273
43	May 2009	151,515,152
44	Jun 2009	150,303,030
45	Jul 2009	149,090,909
46	Aug 2009	147,878,788
47	Sep 2009	146,666,667
48	Oct 2009	145,454,545
49	Nov 2009	144,242,424
50	Dec 2009	143,030,303
51	Jan 2010	141,818,182
52	Feb 2010	140,606,061
53	Mar 2010	139,393,939
54	Apr 2010	138,181,818
55	May 2010	136,969,697
56	Jun 2010	135,757,576
57	Jul 2010	$134,545,455
58	Aug 2010	133,333,333
59	Sep 2010	132,121,212
60	Oct 2010	130,909,091
61	Nov 2010	129,696,970
62	Dec 2010	128,484,848
63	Jan 2011	127,272,727
64	Feb 2011	126,060,606
65	Mar 2011	124,848,485
66	Apr 2011	123,636,364
67	May 2011	122,424,242
68	Jun 2011	121,212,121
69	Jul 2011	120,000,000
70	Aug 2011	118,787,879
71	Sep 2011	117,575,758
72	Oct 2011	116,363,636
73	Nov 2011	115,151,515
74	Dec 2011	113,939,394
75	Jan 2012	112,727,273
76	Feb 2012	111,515,152
77	Mar 2012	110,303,030
78	Apr 2012	109,090,909
79	May 2012	107,878,788
80	Jun 2012	106,666,667
81	Jul 2012	105,454,545
82	Aug 2012	104,242,424
83	Sep 2012	103,030,303
84	Oct 2012	101,818,182
85	Nov 2012	100,606,061
86	Dec 2012	99,393,939
87	Jan 2013	98,181,818
88	Feb 2013	96,969,697
89	Mar 2013	95,757,576
90	Apr 2013	94,545,455
91	May 2013	93,333,333
92	Jun 2013	92,121,212
93	Jul 2013	90,909,091
94	Aug 2013	89,696,970
95	Sep 2013	88,484,848
96	Oct 2013	87,272,727
97	Nov 2013	86,060,606
98	Dec 2013	84,848,485
99	Jan 2014	83,636,364
100	Feb 2014	82,424,242
101	Mar 2014	81,212,121
102	Apr 2014	80,000,000
103	May 2014	78,787,879
104	Jun 2014	77,575,758
105	Jul 2014	76,363,636
106	Aug 2014	75,151,515
107	Sep 2014	73,939,394
108	Oct 2014	72,727,273
109	Nov 2014	71,515,152
110	Dec 2014	70,303,030
111	Jan 2015	69,090,909
112	Feb 2015	67,878,788
113	Mar 2015	$66,666,667
114	Apr 2015	65,454,545
115	May 2015	64,242,424
116	Jun 2015	63,030,303
117	Jul 2015	61,818,182
118	Aug 2015	60,606,061
119	Sep 2015	59,393,939
120	Oct 2015	58,181,818
121	Nov 2015	56,969,697
122	Dec 2015	55,757,576
123	Jan 2016	54,545,455
124	Feb 2016	53,333,333
125	Mar 2016	52,121,212
126	Apr 2016	50,909,091
127	May 2016	49,696,970
128	Jun 2016	48,484,848
129	Jul 2016	47,272,727
130	Aug 2016	46,060,606
131	Sep 2016	44,848,485
132	Oct 2016	43,636,364
133	Nov 2016	42,424,242
134	Dec 2016	41,212,121
135	Jan 2017	40,000,000
136	Feb 2017	38,787,879
137	Mar 2017	37,575,758
138	Apr 2017	36,363,636
139	May 2017	35,151,515
140	Jun 2017	33,939,394
141	Jul 2017	32,727,273
142	Aug 2017	31,515,152
143	Sep 2017	30,303,030
144	Oct 2017	29,090,909
145	Nov 2017	27,878,788
146	Dec 2017	26,666,667
147	Jan 2018	25,454,545
148	Feb 2018	24,242,424
149	Mar 2018	23,030,303
150	Apr 2018	21,818,182
151	May 2018	20,606,061
152	Jun 2018	19,393,939
153	Jul 2018	18,181,818
154	Aug 2018	16,969,697
155	Sep 2018	15,757,576
156	Oct 2018	14,545,455
157	Nov 2018	13,333,333
158	Dec 2018	12,121,212
159	Jan 2019	10,909,091
160	Feb 2019	9,696,970
161	Mar 2019	8,484,848
162	Apr 2019	7,272,727
163	May 2019	6,060,606
164	Jun 2019	4,848,485
165	Jul 2019	3,636,364
166	Aug 2019	2,424,242
167	Sep 2019	1,212,121
168	Oct 2019	0